UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2022
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The RealReal, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 600 San Francisco, CA 94133
(Address of Principal Executive Offices, including Zip Code)
(855) 435-5893
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On June 15, 2022, The RealReal, Inc. (the “Company”) held its 2022 annual meeting of stockholders to consider and vote on the three proposals set forth below, each of which is described in the Company’s definitive proxy statement and the supplement to the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2022 and June 8, 2022, respectively. The final voting results are set forth below.

Proposal 1 - Election of Class III Directors

The stockholders elected each of the nominees named below as Class III directors to serve a three-year term ending at the Company’s 2025 annual meeting of stockholders or until his successor is elected and qualified. The results of such vote were as follows:

Director Nominee	For	Withhold	Broker Non-Votes
Chip Baird	52,485,852	5,559,458	14,985,563
James Miller	56,870,164	1,175,146	14,985,563

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of such vote were as follows:

For	Against	Abstain
71,556,370	710,651	763,852

Proposal 3 - Advisory Vote on Named Executive Officer Compensation

The stockholders did not approve the advisory resolution to approve named executive officer compensation. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
27,571,722	29,707,747	765,841	14,985,563

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: June 17, 2022	/s/ Todd Suko
Todd Suko
Chief Legal Officer and Secretary
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